US-DOCS\159194159.2 VERONA PHARMA PLC 2017 SECOND AMENDED AND RESTATED INCENTIVE AWARD PLAN OPTION GRANT NOTICE Capitalized terms not specifically defined in this Option Grant Notice (the “Grant Notice”) have the meanings given to them in the Second Amended and Restated 2017 Incentive Award Plan (as amended and/or restated from time to time, and together with any Sub-Plan thereunder, the “Plan”) of Verona Pharma plc (the “Company”). The Company has granted to the participant listed below (“Participant”) the option described in this Grant Notice (the “Option”), subject to the terms and conditions of the Plan and the Option Agreement attached as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference. Participant: [______] Grant Date: [______] Exercise Price per Share: [______] Shares (ADSs) Subject to the Option: [______] Type of Option [Incentive Option/Non-Qualified Option] Final Expiration Date: [______] Vesting Schedule: [To be specified in individual award agreements] By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement. VERONA PHARMA PLC PARTICIPANT By: Name: [Participant Name] Title:

Exhibit A US-DOCS\159194159.2 OPTION AGREEMENT Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan. Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant the Option under the Plan over the number of Shares set forth in the Grant Notice. GENERAL Grant of Option. The Company has granted to Participant the Option effective as of the grant date set forth in the Grant Notice (the “Grant Date”). Incorporation of Terms of Plan. The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control. PERIOD OF EXERCISABILITY Commencement of Exercisability. The Option will vest and become exercisable according to the vesting schedule in the Grant Notice (the “Vesting Schedule”) except that any fraction of a Share as to which the Option would be vested or exercisable will be accumulated and will vest and become exercisable only when a whole Share has accumulated. Notwithstanding anything in the Grant Notice, the Plan or this Agreement to the contrary, (i) unless the Administrator otherwise determines, the Option will immediately expire and be forfeited as to any portion that is not vested and exercisable as of Participant’s Termination of Service for any reason and (ii) upon a Change in Control, the Option will vest and become exercisable in full immediately prior to such Change in Control, so long as Participant remains continuously in the employment or service of the Company from the date hereof through the date of the Change in Control. Duration of Exercisability. The Vesting Schedule is cumulative. Any portion of the Option which vests and becomes exercisable will remain vested and exercisable until the Option expires. The Option will be forfeited immediately upon its expiration. Expiration of Option. The Option may not be exercised to any extent by anyone after, and will expire on, the first of the following to occur: The final expiration date in the Grant Notice; Except as the Administrator may otherwise approve, the expiration of three (3) months from the date of Participant’s Termination of Service, unless Participant’s Termination of Service is for Cause or by reason of Participant’s death or Disability; Except as the Administrator may otherwise approve, the expiration of one (1) year from the date of Participant’s Termination of Service by reason of Participant’s death or Disability; and Except as the Administrator may otherwise approve, Participant’s Termination of Service for Cause.

A-2 US-DOCS\159194159.2 EXERCISE OF OPTION Person Eligible to Exercise. During Participant’s lifetime, only Participant may exercise the Option. After Participant’s death, any exercisable portion of the Option may, prior to the time the Option expires, be exercised by Participant’s Designated Beneficiary as provided in the Plan. Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised, in whole or in part, according to the procedures in the Plan at any time prior to the time the Option or portion thereof expires, except that the Option may only be exercised for whole Shares. Tax Withholding. The Company has the right and option, but not the obligation, to treat Participant’s failure to provide timely payment in accordance with the Plan of any withholding tax arising in connection with the Option as Participant’s election to satisfy all or any portion of the withholding tax by requesting the Company retain Shares otherwise issuable under the Option. Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the Option. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or exercise of the Option or the subsequent sale of Shares. The Company and the Subsidiaries do not commit and are under no obligation to structure the Option to reduce or eliminate Participant’s tax liability. Participant agrees to indemnify and keep indemnified the Company, any Subsidiary, any Parent and his/her employing company (“Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability”) being any liability for income tax, employee’s National Insurance contributions and (at the discretion of the Company) employer’s National Insurance Contributions (or other similar obligations to pay tax and social security wherever in the world arising) that is attributable to (1) the grant or exercise of, or any benefit derived by Participant from, the Option or the Shares which are the subject of the Option, (2) the transfer or issue of Shares to Participant on satisfaction of the Option or any other benefit on exercise of the Option, (3) any restrictions applicable to the Shares held by the Participant ceasing to apply to those Shares, or (4) the disposal of any Shares (each of those events referred to as a “Taxable Event”). The Option cannot be exercised until Participant has made such arrangements as the Company may require for the satisfaction of any Tax Liability that may arise in connection with the exercise of the Option and/or the acquisition of the Shares by the Participant. The Company shall not be required to issue, allot or transfer Shares until Participant has satisfied this obligation. OTHER PROVISIONS Adjustments. Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Legal Counsel at the Company’s principal office or the Legal Counsel’s then-current email address. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant

A-3 US-DOCS\159194159.2 is then deceased, to the person entitled to exercise the Option) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the Option will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule. Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement. Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Option, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms hereof. Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employment or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant. Nor does the Agreement afford the Participant any rights to compensation or damages including for loss or

A-4 US-DOCS\159194159.2 potential loss that Participant may suffer by reason of being unable to exercise the option as a result of the termination of the Plan, lapse of the option or the termination of Participant’s employment Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument. Incentive Options. If the Option is designated as an Incentive Option: Participant acknowledges that to the extent the aggregate fair market value of shares (determined as of the time the option with respect to the shares is granted) with respect to which options intended to qualify as “incentive stock options” under Section 422 of the Code, including the Option, are exercisable for the first time by Participant during any calendar year exceeds $100,000 or if for any other reason such options do not qualify or cease to qualify for treatment as “incentive stock options” under Section 422 of the Code, such options (including the Option) will be treated as non- qualified options. Participant further acknowledges that the rule set forth in the preceding sentence will be applied by taking the Option and other options into account in the order in which they were granted, as determined under Section 422(d) of the Code. Participant also acknowledges that if the Option is exercised more than three (3) months after Participant’s Termination of Service, other than by reason of death or disability, the Option will be taxed as a Non-Qualified Option. Participant will give prompt written notice to the Company of any disposition or other transfer of any Shares acquired under this Agreement if such disposition or other transfer is made (a) within two (2) years from the Grant Date or (b) within one (1) year after the transfer of such Shares to Participant. Such notice will specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer. Acknowledgement Participant acknowledges that neither this Agreement nor the Plan has been issued, nor has it been approved by, an authorised person within the meaning of the Financial Services and Markets Act 2000 of the United Kingdom and is being directed at the Participant because the offer to which this Agreement and the Plan relate has been determined as having regard to the Participant’s circumstances as an employee of the Company or one of its Subsidiaries. This Agreement is strictly confidential and is not for distribution to, and may not be acted upon by, any other person other than the person to whom it has been specifically addressed. * * * * *